SNAP INTERACTIVE

Snap Interactive, Inc. (OTCBB: STVI)

Investor Presentation

August 14, 2013

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue", and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of factors such as:

- The Company's future growth and ability to obtain additional financing to implement the Company's growth strategy;
- The Company's use of proceeds from a financing;
- The Company's ability to anticipate and respond to changing consumer trends and preferences;
- The reliance on a limited number of third party platforms to run the Company's application;
- The intense competition in the online dating marketplace;
- The Company's ability to support and derive revenue from the Company's application for mobile platforms; and
- The success of new AYI.com features on user engagement and conversion.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Table of Contents

To be the biggest dating site in the world.

AYI


ayi are you interested?
Browse
Search
Matches
Connections
Mail
Priority Inbox
Fave Her
Skip
Browse
FAVE
SKIP

AYI is a fully integrated social dating site with a stand-alone website, iPhone, Android, Mobile web, and Facebook Application

Company Profile

- Ticker: STVI – Trades on OTCBB
- Founded in 2005
- $750,000 raised through 2007 and $8.5 Million raised in 2011
- Located in New York City with ~50 full-time employees
- Ranked the 36th Fastest Growing Company in North America on Deloitte's 2012 Technology Fast 500: 4,412% Revenue Growth from 2007-2011 (from $425K to $19.2MM)
- Core Product: AYI - Multi-platform social dating application for Facebook, iPhone, Android, Web and mobile web
- ~50% of Snappers are engineers

Management Bios

- *Cliff Lerner* has served as our President, Chief Executive Officer and Chairman of our Board of Directors since founding the Company in 2005. Mr. Lerner has a strong knowledge and understanding of the online dating industry and has managed the product development and growth for all of our applications and websites since their inception. Mr. Lerner received a bachelor's degree in applied economics and business management from Cornell University.

- *Jon Pedersen* has served as our Chief Financial Officer since October 2011. Prior to joining us, Mr. Pedersen served as Controller at Warner Music Group prior to its sale to Access Industries in 2011. In addition, Mr. Pedersen previously served as Chief Financial Officer of WestLB Securities Inc. and as a Vice President in the Controllers function for Goldman, Sachs & Co. Mr. Pedersen holds a Masters of Business Administration degree from Columbia Business School and a Bachelor's degree in Business Administration with an emphasis in Accounting from the University of Connecticut.

Cliff Lerner
CEO



Jon Pedersen
CFO



Large and Growing Market

- U.S. Dating Market[1]
  - Approximate Market Size in 2012 - ~$2.1B
  - Dating Websites Captured 62% (or $1.3B) of the total
  - Estimated Market Size in 2015 - ~$2.5B

- Worldwide Online Dating Market
  - Estimated at $4B in 2012[2]

Source: [1] http://www.onlinepersonalswatch.com/news/top-internet-dating-statistics.html
[2] http://www.fastcompany.com/1812010/whos-telling-you-truth-about-dating-algorithms

Why We Will Win

- Differentiated Functionality
  - Our scale on Facebook positions us to build THE "Social Dating" experience
    - Social Graph
      - 20 Million Facebook Connected Users with Friends of Friends Results – very costly to replicate
    - Interest Graph
      - 1 Billion+ Pieces of Structured Interest Data
- Profitable Unit Economics in Highly Scalable Market

Differentiated Functionality – Friends of Friends


ayi are you interested?
Browse
Fave Her
Skip
3 Friends in Co
Joshua
Kristen
Paul

Browse Friends of Friends


ayi are you interested?
Browse
Fave Her
Skip
Joshua
Ask about Jen
Joshua
Kristen
Paul

Ask Your Friends

Not actual profiles of members.

Differentiated Functionality – Interest Search

1 BILLION+ PIECES OF STRUCTURED DATA ENABLES US TO PROVIDE A ROBUST RELATED INTEREST SEARCH EXPERIENCE.


ayi
are you interested?
Browse
Search
Matches
Connections
Mail
ADVANCED SEARCH
BASIC SEARCH
FRIENDS OF FRIENDS
Search Results
Priority Inbox
Jessica, 29
Send
Alyssa, 27
Send
INTEREST SEAR
Basketball
Billy Joel

Not actual profiles of members.

Differentiated Functionality – Friends and Interests

What LinkedIn has done for professional networking AYI aims to do for meeting new people.



Unit Profitable Direct Marketing

- AYI operates on a "Freemium" model
  - AYI acquires free users that interact with the site
  - Advertisers are paid when a user clicks on an ad and registers on the site
- AYI converts free users to paying users by locking valuable content
  - Messages
  - Profile views

Not actual profiles of members.

Comparison – Free v. Premium Users

Member Benefits	Free	Premium
Create a profile	✔	✔
Browse and click 'Yes'	✔	✔
Send first message to any user	✔	✔
Send IM's	✔	✔
Unlimited messaging		✔
Non-Premium users can respond to your messages		✔
See who viewed your profile		✔

Customer Acquisition

- AYI is a direct marketing business
  - Internal tools measure our projected ROI on hundreds of ad campaigns in real time
  - Native apps on Facebook, iOS, Android, along with website and mobile web provide opportunities to acquire users across all platforms
- Customer acquisition costs are decreasing
  - We are diversifying our user acquisition efforts across all platforms
  - We run ~10 tests at any given time to increase conversion rates
  - New and improved features drive higher conversion, lowering user acquisition costs
  - Social features lead to natural organic growth

Conversion is Increasing

- User acquisition metrics continue to improve
- Conversion is increasing
- New features are more engaging



Average Sub Rate After First 15 Days *
Web/FB
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13



Average Sub Rate After First 15 Days *
Web/FB - Top 9 Countries
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13

*Average Sub Rate represents the percentage of new users that subscribe during their first 15 days on AYI.com through our web and Facebook platforms. July only includes the Day 15 Sub Rate for July 1 - 8, 2013. Our top nine countries include the United States, the United Kingdom, Canada, Australia, Denmark, Norway, Sweden, Finland and South Africa.

The Science of Optimization

- Superior & Customized Real-Time Analytics
- Real-time Proprietary AB Testing System
- Can deploy any test to 10% of users within seconds
- Splunk integration enables real-time granular cohort analysis

Optimization Machine Has Already Led To Significant Increases in KPI's

- Implemented Q4 2012, still in the "first inning"
- ~10 tests being run simultaneously at all times
- Tests include: new features, new landing pages, algorithm changes, new designs, usability tests, etc.



Average Sub Rate After First 15 Days *
Web/FB - Top 9 Countries
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13

We believe constant testing has led to increases in user conversion.

*Conversion Increased ~40%**

*Average Sub Rate represents the percentage of new users that subscribe during their first 15 days on AYI.com through our web and Facebook platforms. July only includes the Day 15 Sub Rate for July 1 - 8, 2013. Our top nine countries include the United States, the United Kingdom, Canada, Australia, Denmark, Norway, Sweden, Finland and South Africa.

Example Of A Recent Test Of Social Features

- Hypothesis: Displaying mutual friends and mutual interests will increase user messaging



Browse
One-by-One
Friends of Friends
Age: 20 to 36
Filter by Friend:
PREV
Are You Interested?
✓ Yes
✕ Skip
NEXT
Dana, 30 Brick, New Jersey, United States
You Both Know:
John Sakofsy
You Both Like:
Blade Runner
Volleyball
Running
1 more interest in common

Results Of Test – Female Engagement Up Sharply

- *Females are 71% more likely to click 'Yes' on a man when there is a friend in common.
- Robust analytics identified cohorts of users where tests outperform, such as women in this test.



Mutual Friend or Interest and The Likelihood a US Woman Clicks Yes on That Profile
Likelihood of Clicking 'Yes'
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Mutual Friend
Mutual Interest
Mutual Friend or Interest
No Mutual Friend or Interest

* Data based on ~25 million user profiles reviewed from 6/26/13 – 7/7/13

Unit Economics Work

- Bookings is growing again after declining in the second half of 2012 as a result of our recent pivot

Reconciliation of Revenue to Bookings

	Revenue	Chg in Deferred Rev	Total Bookings	Ad Spend
Oct-12	$ 1,350,754	$ (235,907)	$ 1,114,847	$ 364,132
Nov-12	$ 1,294,304	$ (273,362)	$ 1,020,942	$ 207,500
Dec-12	$ 1,263,304	$ (284,291)	$ 979,013	$ 260,878
Jan-13	$ 1,192,073	$ (284,891)	$ 907,182	$ 325,712
Feb-13	$ 1,131,027	$ (171,390)	$ 959,637	$ 367,001
Mar-13	$ 1,104,790	$ (96)	$ 1,104,694	$ 406,309
Apr-13	$ 1,077,917	$ (69,969)	$ 1,007,948	$ 255,646
May-13	$ 1,044,993	$ 29,231	$ 1,074,224	$ 373,769
Jun-13	$ 1,027,410	$ 4,587	$ 1,031,997	$ 293,767
	$ 10,486,571		**$ 9,200,484**	**$ 2,854,714**

Unit Economics Work

Non-GAAP Financial Measures

We have provided a non-GAAP financial measure in this presentation, bookings, to supplement certain financial information prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Management uses this non-GAAP financial measure internally in analyzing our financial results to assess operational performance and to assess the effectiveness of, and plan future, user acquisition campaigns. We believe that this non-GAAP financial measure is useful in evaluating our business because we believe, as compared to subscription revenue, bookings is a better indicator of the subscription activity in a given period. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting and analyzing future periods.

The presentation of this non-GAAP financial measure, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of bookings as a financial measure include that:

- Bookings does not reflect that we defer and recognize revenue from subscription fees and micro-transactions over the length of the subscription term; and
- Other companies, including companies in our industry, may calculate bookings differently or choose not to calculate bookings at all, which reduces its usefulness as a comparative measure.

Because of these limitations you should consider bookings along with other financial performance measures, including total revenues, deferred revenue, net income (loss) and our financial results presented in accordance with GAAP.

Unit Economics Work

- The current fixed cost base can scale multiples of current revenue
- The unit economics work
  - Based on June 2013 data
    - Each $1.00 invested in user acquisition is expected to return $1.67 in 12 months and $1.92 in 24 months
    - Each $1.00 invested in user acquisition is expected to be returned within 6 months
    - Excess returns will generally be redeployed into user acquisition to create a multiplier effect

Current Spend Projected to Return in 6 Months



User Acquisition - Actual or Projected Time to Breakeven (Months)
25
20
15
10
5
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Months to Breakeven
3 Month Moving Average

Competitive Landscape

- SNAP is currently trading (as of 8/9) at ~2.0X 2012 revenues
- Our publicly traded competitors include
  - IAC (IACI)
  - MeetMe (MEET)
  - Spark Networks (LOV)
  - Friend Finder Networks (FFN)
  - Jiayuan.com International Ltd. (DATE)